                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





        Date of report (Date of earliest event reported): April 30, 2003
                                                          --------------





                               CENTENE CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)





           Delaware                       000-33395             04-1406317
-------------------------------          -----------        -------------------
(State or other jurisdiction of          (Commission         (I.R.S. Employer
 incorporation or organization)          File Number)       Identification No.)





          7711 Carondelet Avenue, Suite 800, St. Louis, Missouri 63105
          ------------------------------------------------------------
              (Address of principal executive office and zip code)





       Registrant's telephone number, including area code: (314) 725-4477
                                                           --------------


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

        Exhibit
        Number      Description

         99.1 Press release of Centene Corporation issued April 30, 2003 as to financial results for the quarter ended March 31, 2003


ITEM 9. REGULATION FD DISCLOSURE (information furnished pursuant to "Item 12. Disclosure of Results of Operations and Financial Condition").

      On April 30, 2003, we issued a press release announcing our financial results for the quarter ended March 31, 2003. The full text of the press release is included as Exhibit 99.1 to this report. The information contained in the website cited in the press release is not a part of this report.

      In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." This information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2003                 CENTENE CORPORATION



                                     By:      /s/ MICHAEL F. NEIDORFF
                                         -------------------------------------
                                         Michael F. Neidorff
                                         President and Chief Executive Officer